Exhibit 21.1

      The following table sets forth the Registrant’s subsidiaries and the jurisdiction of incorporation of each. Each subsidiary is 100% owned by the Registrant or its subsidiaries.

ANSCO & ASSOCIATES, LLC

A Delaware limited liability company

APEX DIGITAL, LLC

A Delaware limited liability company

CABLECOM, LLC

A Delaware corporation

CABLECOM OF CALIFORNIA, INC.

A Delaware corporation

CABLE CONNECTORS, LLC

A Delaware limited liability company

CAN-AM COMMUNICATIONS, INC.

A Delaware corporation

C-2 UTILITY CONTRACTORS, LLC

A Delaware limited liability company

COMMUNICATIONS CONSTRUCTION GROUP, LLC

A Delaware limited liability company

COMMUNICATIONS CONSTRUCTION GROUP OF CALIFORNIA, INC.

A Delaware corporation

CRYSTAL CLEAR SATELLITE SALES & SERVICE, LLC

A Delaware limited liability company

DIVERSICOM SITE DEVELOPMENT, LLC

A Delaware limited liability company

DIVERSICOM SITE DEVELOPMENT OF CALIFORNIA, INC.

A Delaware corporation

DYCOM AVIATION, LLC

A Delaware limited liability company

DYCOM CAPITAL MANAGEMENT, INC.

A Delaware corporation

DYCOM CORPORATE IDENTITY, INC.

A Delaware corporation

DYCOM IDENTITY, LLC

A Delaware limited liability company

DYCOM INVESTMENTS, INC.

A Delaware corporation

ERVIN CABLE CONSTRUCTION, LLC

A Delaware limited liability company

FIBER CABLE, LLC

A Delaware limited liability company

GLOBE COMMUNICATIONS, LLC

A North Carolina limited liability company

INSTALLATION TECHNICIANS, LLC

A Florida limited liability company

IVY H. SMITH COMPANY, LLC

A Delaware limited liability company

K. H. SMITH COMMUNICATIONS, LLC

A Delaware limited liability company

KOHLER CONSTRUCTION CO., LLC

A Delaware limited liability company

LAMBERTS CABLE SPLICING COMPANY, LLC

A Delaware limited liability company

LOCATING, INC.

A Washington corporation

NICHOLS CONSTRUCTION, LLC

A Delaware limited liability company

NIELS FUGAL SONS COMPANY, LLC

A Delaware limited liability company

NIELS FUGAL SONS COMPANY OF CALIFORNIA, INC.

A Delaware corporation

OSP SERVICES, LLC

A Delaware limited liability company

POINT TO POINT COMMUNICATIONS, INC.

A Louisiana corporation

PRECISION VALLEY COMMUNICATIONS OF VERMONT, LLC

A Delaware limited liability company

RJE TELECOM, LLC

A Delaware limited liability company

SCHENCK COMMUNICATIONS LIMITED PARTNERSHIP

An Alaska limited partnership

SCHENCK COMMUNICATIONS I, LLC

An Alaska limited liability company

STAR CONSTRUCTION, LLC

A Delaware limited liability company

STEVENS COMMUNICATIONS, LLC

A Delaware limited liability company

S.T.S., LLC

A Tennessee limited liability company

TCS COMMUNICATIONS, LLC

A Delaware limited liability company

TESINC, LLC

A Delaware limited liability company

TESINC OF CALIFORNIA, INC.

A Delaware corporation

TRIPLE-D COMMUNICATIONS, LLC

A Delaware limited liability company

UGTI

A California corporation

UNDERGROUND SPECIALTIES, LLC

A Delaware limited liability company

UNDERGROUND SPECIALTIES OF CALIFORNIA, INC.

A Delaware corporation

US COMMUNICATIONS CONTRACTORS, LLC

A Delaware limited liability company

US COMMUNICATIONS CONTRACTORS OF CALIFORNIA, INC.

A Delaware corporation

UTILIQUEST, LLC

A Georgia limited liability company

WHITE MOUNTAIN CABLE CONSTRUCTION, LLC

A Delaware limited liability company